 Exhibit 99.01

Forward-Looking and Adjusted Information Except for historical information, all other information in these presentations consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward- looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: the costs, difficulties, and uncertainties related to the integration of acquired businesses; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal and administrative proceedings; the impact of previously announced restatements; difficulties or delays in implementing Cardinal Health's global restructuring program; difficulties in opening new facilities or fully utilizing existing capacity; difficulties and uncertainties associated with business model transitions, including the conversion of margin generated from branded pharmaceutical manufacturers to non- contingent consideration; general economic and market conditions; with respect to future dividends, the decision by the board of directors to declare such dividends, which is expected to consider Cardinal Health's surplus, earnings, cash flows, financial condition and prospects at the time any such action is considered; and, with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health's then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered. Cardinal Health undertakes no obligation to update or revise any forward-looking statement. In addition, statements in these presentations include adjusted financial measures governed by Regulation G. A reconciliation of these measures is included with these slides and also is posted on the investor relations page at www.cardinalhealth.com.

Jeff Henderson Chief Financial Officer Cardinal Health June 29, 2005 Introduction and Guidance Overview 2005 Investor Conference

Introduction Jeff Henderson Chief Financial Officer

New finance team Linda Harty - Treasurer Eric Slusser - Controller, CAO

Consolidated results - FY 2005 YTD Q1 Q2 Q3 YTD % Change Revenue $17,796 $18,555 $19,103 $55,454 15% Operating Earnings* 390 424 628 1,441 (19%) Net Earnings* 238 275 396 909 (20%) Diluted EPS* $ 0.55 $ 0.63 $ 0.90 $ 2.08 (19%) Non-recurring Charges ** $ 0.06 $ 0.10 $ 0.04 $ 0.20 * Presented before discontinued operations and excluding special items. A reconciliation of these items is included at the end of this presentation and is available at www.cardinalhealth.com ** Non-recurring charges are described in the financial tables at the end of this presentation and available at www.cardinalhealth.com Results in $000's First nine months through March 31, 2005 The sum of the quarters may not equal year-to-date due to rounding

Segment results - FY 2005 YTD Segment revenue Revenue Growth Mix $45,068 16% 80% 7,292 8% 13% 2,194 6% 4% 1,593 41% 3% Segment earnings Earnings Growth Mix $ 721 (8%) 43% 508 (3%) 31% 252 (24%) 15% 187 (25%) 11% Results in $000's First nine months through March 31, 2005 Pharmaceutical Distribution and Provider Services Medical Products and Services Pharmaceutical Technologies and Services Clinical Technologies and Services Pharmaceutical Distribution and Provider Services Medical Products and Services Pharmaceutical Technologies and Services Clinical Technologies and Services

Consolidated results - FY 2005 YTD Q1 Q2 Q3 YTD Operating Cash Flow * $893 $626 $532 $2,051 Free Cash Flow * 777 506 460 1,742 ROE ** 11.7% 13.0% 18.3% 14.4% ** Excludes special items * Includes $800 of A/R securitization Results in $000's First nine months through March 31, 2005 Free cash flow and ROE, excluding special items, are non-GAAP measures. A reconciliation of these items is included at the end of this presentation and is available at www.cardinalhealth.com The sum of the quarters may not equal year-to-date due to rounding

Guidance - FY 2005 Q1 Q2 Q3 YTD % Change Diluted EPS * $0.55 $0.63 $0.90 $2.08 (19%) Non-recurring Charges ** $0.06 $0.10 $0.04 $0.20 Cardinal Health expects full-year earnings per share to reach the upper half of the $3.10 to $3.20 range it previously announced, excluding special items and non- recurring charges * Excludes special items. A reconciliation of these items is included at the end of this presentation and is available at www.cardinalhealth.com ** Non-recurring charges are described in the financial tables which are included at the end of this presentation and are available at www.cardinalhealth.com The sum of the quarters may not equal year-to-date due to rounding

Financial Targets & Goals 15

Financial Targets & Goals - Long-term Consolidated results: Revenue + 8 - 10% Diluted EPS* + 12 - 15% ROE ** 15 - 20% Operating CF > 100% of Net Income Cash returned to shareholders ~ 50% of OCF (via share repurchases and dividends) Credit rating "A-" or better Long-term defined as "over any rolling 3 year period" * Excludes special items and non-recurring charges ** Excludes special items

Segment results: Revenue growth growth + 8 - 10% + 10 - 13% + 4 - 7% + 6 - 9% + 8 - 10% + 12 - 18% + 10 - 15% + 15 - 20% Financial Targets & Goals - Long-term Long-term defined as "over any rolling 3 year period" Pharmaceutical Distribution and Provider Services Medical Products and Services Pharmaceutical Technologies and Services Clinical Technologies and Services Operating Earnings

Financial Targets & Goals - Short-term Consolidated results: Long-term FY 2006 target target Revenue + 8 - 10% In line Diluted EPS* + 12 - 15% $3.30 - $3.55 ROE** 15 - 20% In line Operating CF > 100% of Net Income Above Cash returned to shareholders ~ 50% of OCF > 50% of OCF Credit rating "A-" or better Continued progress from BBB/Baa3 Short-term defined as "Fiscal Year 2006" * Excludes special items and non-recurring charges ** Excludes special items

Segment results: Long-term FY 2006 target target Drivers + 10 - 13% Below FFS transition essentially complete with continued reduction in capital usage; lower starting point for branded buy margin (FFS) and lower inflation assumptions; lower pharma market growth + 6 - 9% In range Re-pricings are anniversaried; increased focus on sourcing; manufacturing network optimization and restructuring yield savings + 12 - 18% In range Lower '05 base period; impact of Humacao closing and slower sterile improvement; improved sterile capacity utilization; restructuring benefits + 15 - 20% In range Alaris products and Medstation 3000 drive top line growth; operational excellence in manufacturing and SG&A further fuel earnings; continued leverage of Alaris and CTS integration Financial Targets & Goals - Short-term Short-term defined as "Fiscal Year 2006" Pharmaceutical Distribution and Provider Services Medical Products and Services Pharmaceutical Technologies and Services Clinical Technologies and Services

Reconciliation

Reconciliation - con't

Jeff Henderson Chief Financial Officer Cardinal Health June 29, 2005 Capital Plan 2005 Investor Conference

Financial Targets & Goals 3

Company transition Historical Deployment of resources supported working capital growth in excess of revenue growth and significant acquisitions Shareholder return driven by consistently exceptional sales and EPS growth, enhanced by acquisitions Future Rising returns on capital driven by changing drug inventory requirements No significant near term acquisitions expected Earnings growth slower relative to "historical" rate, but still very strong Strong growth company with a high cash flow yield to shareholders

How we measure success - ROIC Increased operating margins and declining capital requirements generating rising ROIC Operating Capital ROIC Margin Required Trend Pharmaceutical Distribution and Provider Services neutral declining rising Medical Products and Services rising stable rising Pharmaceutical Technologies and Services rising stable rising Clinical Technologies and Services rising stable rising

Key questions for management How do we maximize shareholder return as we look to the future of Cardinal Health? How do we allocate cash flow among investment priorities? Organic growth (i.e. capital investment) Acquisitions Return to shareholders (dividends and share buy-backs) How should we return cash to shareholders? How do we achieve our target credit rating?

Capital Deployment Capital expenditures - < 25% of operating cash flow Tuck-in acquisitions - < 20% of operating cash flow Total cash returned to shareholders - approximately 50% of operating cash flow Dividends - increase to 20% payout ratio Share repurchases - the balance Always maintain flexibility for opportunistic acquisition opportunities

Re-allocation of corporate costs Beginning in FY 2006, Cardinal Health will change the way in which certain corporate and other costs are allocated to the business segments Intent is to better align corporate spending with business segments based on benefits May shift individual segment returns and/or growth rates

Summary Cardinal Health = Strong growth company with high cash flow yield to shareholders Disciplined allocation of cash flow 2006: Year of execution, investment and significant returns